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                                  EXHIBIT (23)(b)
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                  CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) of Boatmen's Bancshares, Inc. We also consent to the inclusion in the Registration Statement of our report dated February 1, 1994 with respect to the consolidated financial statements of West Side Bancshares, Inc.

                                            /s/ OLIVER, RAINEY & WOJTEK, L.L.P.
                                            -----------------------------------
                                            Oliver, Rainey & Wojtek, L.L.P.

San Angelo, Texas
February 8, 1995